UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported): May 22, 2014

CASH AMERICA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Texas	1-9733	75-2018239
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1600 West 7th Street

Fort Worth, Texas 76102

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 335-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Cash America International, Inc. 2014 Long-Term Incentive Plan

On May 22, 2014, Cash America International, Inc. (the “Company”) held its annual meeting of shareholders (the “2014 Annual Meeting of Shareholders”), at which the shareholders of the Company approved the Cash America International, Inc. 2014 Long-Term Incentive Plan (the “2014 LTIP”). On January 22, 2014, the Board of Directors, on the recommendation of the Management Development and Compensation Committee (the “Compensation Committee”), unanimously adopted, subject to shareholder approval, the 2014 LTIP. The 2014 LTIP became effective upon approval by the Company’s shareholders and will terminate on May 21, 2024, unless terminated earlier by the Board of Directors. The Company’s previous long-term incentive plan, the Cash America International, Inc. First Amended and Restated 2004 Long-Term Incentive Plan, as amended, terminated on April 21, 2014 in accordance with the provisions of that plan.

The 2014 LTIP will be administered by the Compensation Committee. The 2014 LTIP provides that the Compensation Committee may grant awards in the form of stock options, stock appreciation rights (“SARS”), performance units, restricted stock, restricted stock units (“RSUs”) and other share-based or share-related awards that are consistent with the 2014 LTIP. The Compensation Committee will select grantees from among the employees, officers, directors and consultants of the Company and its subsidiaries. In addition, certain restricted stock, RSU and performance unit awards granted under the LTIP may be designated by the Compensation Committee as “performance-based” compensation (“Qualified Performance-Based Awards”) under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The 2014 LTIP also provides that each director who is not an officer of the Company under Rule 16a-1 (“Rule 16a-1”) of the Securities Exchange Act of 1934, as amended, will automatically be granted RSUs, on the date of the Company’s annual meeting of shareholders, with a dollar value to be determined by the Board of Directors not to exceed $200,000 per year. Under the 2014 LTIP, each director who is not an employee of the Company may elect, on an annual basis, to have the payment of all or part of their annual retainer, meeting fees and committee meeting fees deferred in the form of the Company’s common stock, par value $0.10 per share (“Common Stock”), into a Rabbi trust. The 2014 LTIP does not permit share recycling and does not permit the repricing or discounted granting of stock options or SARS. The 2014 LTIP also contains a clawback provision that allows the Company to clawback awards in certain circumstances in the event that there is a material restatement of the Company’s financial results.

A maximum of 3,400,000 shares of Common Stock may be issued under the 2014 LTIP, subject to adjustment in the event of a change of the Company’s capitalization (as described in the 2014 LTIP). In addition, the 2014 LTIP has the following limits (that are also subject to adjustment in the event of a change in the Company’s capitalization): the aggregate number of shares of Common Stock available for granting options that are considered “incentive stock options” under Code Section 422 may not exceed 450,000; a maximum of 200,000 shares of Common Stock may be subject to Qualified Performance-Based Awards granted to any eligible person in any calendar year; a maximum of 200,000 shares of Common Stock may be subject to options or SARs granted to any eligible person in any calendar year; and the amount of compensation that may be earned by any eligible person under performance units granted in any one calendar year that are intended to be Qualified Performance-Based Awards may not exceed $6,000,000.

The foregoing description of the 2014 LTIP is qualified in its entirety by reference to the full text of the 2014 LTIP, which was filed as Appendix A to the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 11, 2014 (the “2014 Proxy Statement”).

Grant of Restricted Stock Units to Directors

Following the 2014 Annual Meeting of Shareholders and in accordance with the 2014 LTIP, on May 22, 2014 each director of the Company who is not an officer of the Company under Rule 16a-1 (which includes all of the directors elected at the 2014 Annual Meeting of Shareholders as described below except Mr. Feehan) was automatically granted 1,758 RSUs with a grant value of approximately $80,000. These RSUs were valued at $45.53 per share, which was determined in accordance with the provisions of the 2014 LTIP and was the closing price of the Company’s Common Stock on the day preceding the grant date. As long as the director serves continuously on the Company’s Board of Directors through the applicable vesting date, the RSUs vest in substantially equal 1/12th increments on the last day of each month from May 2014 through April 2015, with the final vesting date occurring on the earlier of (a) April 30, 2015 or (b) the day immediately preceding the date of the Company’s 2015 annual meeting of shareholders. If the Company has a change-in-control prior to the termination of the director’s service on the Company’s Board of Directors, all unvested RSUs granted in 2014 will automatically vest. In addition, the award agreement for the RSUs provides for certain adjustments of the award upon the occurrence of certain events that affect the number of issued and outstanding shares of the Company, upon a spin-off and upon the occurrence of certain other events as provided in the 2014 LTIP. Each vested RSU entitles the director to receive one share of the Company’s Common Stock on June 22, 2015 unless the director has elected to defer receipt of the shares of Common Stock. The foregoing description of the director RSU award is qualified in its entirety by the complete terms and conditions of the RSU award agreement, which is incorporated herein by reference in Exhibit 10.1.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The following four proposals were submitted to a vote of the shareholders of the Company at the 2014 Annual Meeting of Shareholders, and the final voting results for each proposal are set forth below. For additional information on these proposals, please see the 2014 Proxy Statement.

Proposal 1 – Election of Directors

The seven directors listed below were elected to serve as directors of the Company until its 2015 Annual Meeting of Shareholders, until their successors are elected and qualify or until their earlier death, resignation or removal. The voting results were as follows:

Director Nominees	For	Withheld	Broker Non-Votes
Jack R. Daugherty	23,843,161	1,041,523	1,726,965
Daniel E. Berce	24,643,727	240,957	1,726,965
Daniel R. Feehan	23,329,466	1,555,218	1,726,965
James H. Graves	23,897,680	987,004	1,726,965
B. D. Hunter	23,858,889	1,025,795	1,726,965
Timothy J. McKibben	23,484,158	1,400,526	1,726,965
Alfred M. Micallef	23,894,014	990,670	1,726,965

Proposal 2 – Ratification of the Appointment of PricewaterhouseCoopers LLP

The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2014. The voting results were as follows:

	For	Against	Abstentions	Broker Non-Votes
Ratification of the Appointment of PricewaterhouseCoopers LLP	25,730,854	844,427	36,368	—

Proposal 3 – Vote to Approve the Cash America International, Inc. 2014 Long-Term Incentive Plan

The shareholders approved the 2014 LTIP. The voting results were as follows:

	For	Against	Abstentions	Broker Non-Votes
Vote to Approve the 2014 LTIP	20,514,457	4,319,951	50,276	1,726,965

Proposal 4 – Advisory Vote to Approve Executive Compensation

The shareholders approved, on an advisory basis, the compensation for the Company’s named executive officers and adopted the resolution related thereto set forth in the 2014 Proxy Statement. The voting results were as follows:

	For	Against	Abstentions	Broker Non-Votes
Advisory Vote on Executive Compensation	24,458,930	340,901	84,853	1,726,965

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Incorporated by Reference
Exhibit No.	Exhibit Description	Form	File No.	Exhibit	Filing Date	Filed Herewith

10.1	Form of 2014 Restricted Stock Unit Award Agreement for Directors under the Cash America International, Inc. 2014 Long-Term Incentive Plan					X

10.2	Cash America International, Inc. 2014 Long-Term Incentive Plan	DEF 14A	001-09733	Appendix A	04/11/14

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASH AMERICA INTERNATIONAL, INC.

Date: May 29, 2014	By:	/s/ J. Curtis Linscott
J. Curtis Linscott
Executive Vice President, General Counsel & Secretary

EXHIBIT INDEX

Incorporated by Reference
Exhibit No.	Exhibit Description	Form	File No.	Exhibit	Filing Date	Filed Herewith

10.1	Form of 2014 Restricted Stock Unit Award Agreement for Directors under the Cash America International, Inc. 2014 Long-Term Incentive Plan					X

10.2	Cash America International, Inc. 2014 Long-Term Incentive Plan	DEF 14A	001-09733	Appendix A	04/11/14